Income taxes	6 Months Ended
Jun. 30, 2025
Income Taxes [Abstract]
Income taxes
5.2 Income taxes

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2025	2024	2025	2024

Current income tax expense	(29.3)	(8.1)	(51.8)	(18.6)
Deferred income tax (expense) / benefit	35.7	(3.8)	50.9	(17.7)
Income tax (expense) / benefit	6.4	(11.8)	(0.8)	(36.3)

Income tax (expense) / benefit for the three and six-month periods ended June 30, 2025, was CHF 6.4 million and CHF (0.8) million, respectively. This compares to income tax expenses of CHF (11.8) million and CHF (36.3) million for the corresponding periods in 2024. The effective income tax rate was 13.5% and 5.1% for the three and six-month periods ended June 30, 2025, respectively, compared to 27.7% and 22.9% for the three and six-month periods ended June 30, 2024, respectively. The decreases to the effective income tax rates were mainly due to deferred income tax benefits during the three and six-month periods ended June 30, 2025 related to the elimination of intercompany profits in inventory as well as higher effectiveness of certain tax incentives and prior year adjustments.
Our Income tax (expense) / benefit for interim periods is determined using an estimate of our annual effective tax rate, which is subject to several factors, including our ability to accurately forecast our annual pre-tax income, foreign currency fluctuations, tax incentives, implications related to the elimination of intercompany profits in inventory, and the subjectivity of the geopolitical and macroeconomic situations.